SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): January 8, 2003

                      United Pan-Europe Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)

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Item 3.   Bankruptcy and Receivership.

          On January 8, 2003, United Pan-Europe Communications N.V. (the "Company") announced that, on January 7, 2003, the United States Bankruptcy Court for the Southern District of New York (the "U.S. Bankruptcy Court") approved the second amended disclosure statement in connection with the Company's pending case filed on December 3, 2002 under Chapter 11 of the United States Bankruptcy Code (Case No. 02-16020) and that the Company may now begin soliciting acceptances for its proposed Chapter 11 plan of reorganization. Creditors and shareholders of the Company as of January 7, 2003 will be entitled to vote on the Company's Chapter 11 plan of reorganization and creditors of the Company as of January 7, 2003 will be entitled to submit their claims to the Dutch Administrator to vote on the plan of composition (Dutch Akkoord) in the Company's moratorium proceeding in The Netherlands. The Company expects to mail the approved disclosure statement and related ballots on or before January 13, 2003. Final ballots for voting on the Chapter 11 plan of reorganization are due by 5:00 p.m. (New York City time) on February 14, 2003. In the Company's moratorium proceedings in the Dutch court, creditors of the Company must submit their claims to the Dutch Administrator by February 14, 2003 also. The confirmation hearing on the Chapter 11 plan of reorganization is scheduled for February 20, 2003. The Company's creditors' meeting on the Dutch Akkoord is scheduled for February 28, 2003. In addition, the Company announced that the official committee of unsecured creditors has expressed its support for the Company's recapitalization and has issued a letter to the Company's unsecured creditors supporting the recapitalization and recommending approval of the proposed restructuring.

          A copy of the Company's press release is attached hereto as Exhibit
99.1 and is incorporated in its entirety herein by reference.

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
Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit Number      Description

               99.1 Press release of the Company announcing that the United States Bankruptcy Court for the Southern District of New York has approved the second amended disclosure statement in connection with the Company's plan of reorganization under Chapter 11 of the U.S. Bankruptcy Code.

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        UNITED PAN-EUROPE COMMUNICATIONS N.V.



                                        By:  /s/ Anton A.M. Tuijten
                                           -------------------------------------
                                           Name:   Anton A.M. Tuijten
                                           Title:  Member of the Board of+-
                                                   Management and General
                                                   Counsel



Dated:  January 8, 2003

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